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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

        Date of Report (Date of earliest event reported): March 23, 2001

J.P. Morgan Acceptance Corporation I, (as depositor under the Trust Agreement, dated as of March 1, 2001, which forms Mellon Home Equity Line of Credit Trust 2001-1)

                      J.P. Morgan Acceptance Corporation I
             (exact name of registrant as specified in its charter)



          Delaware                   333-77275-               13-3475488
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)



                                 60 Wall Street
                            New York, New York 10260
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 648-8382

                                    No Change
 -------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)



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Item 5.  Other Events

Incorporation of Certain Documents by Reference

         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, concurrently with the filing of this Current Report on Form 8-K (the "Form 8-K"), J.P. Morgan Acceptance Corporation I (the "Company") is filing an Opinion re Legality and Opinion re Tax Matters and the related consents of Brown & Wood LLP with the Securities and Exchange Commission (the "Commission") relating to the Company's registration statement (No. 333-77275) as previously filed on Form S-3. The opinions and the consents are attached hereto as Exhibits 5.1 and 8.1.


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Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         5.1      Opinion re Legality and Consent of Brown & Wood LLP

         8.1      Opinion re Tax Matters and Consent of Brown & Wood LLP






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          J.P. MORGAN ACCEPTANCE CORPORATION I




                                           By: /s/ Anthony Hermann
                                               ------------------------------
                                               Name:  Anthony Hermann
                                               Title: Vice President

Dated:  March 23, 2001


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Exhibit Index
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Exhibit       Description                                                 Page
-------       -----------                                                 ----

5.1           Opinion re Legality and Consent of Brown & Wood LLP            6

8.1           Opinion re Tax Matters and Consent of Brown & Wood LLP         8